UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 – December 31, 2009

Item 1.	Reports to Shareholders.

Royce Capital Fund— Micro-Cap Portfolio
Royce Capital Fund— Small-Cap Portfolio	ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2009

	Average Annual Total Returns

				Since		Annual Operating
Fund	1-Year	5-Year	10-Year	Inception		Expenses

Royce Capital Fund—Micro-Cap Portfolio	57.88%	4.70%	11.09%	12.51%	(12/27/96)	1.49%

Royce Capital Fund—Small-Cap Portfolio	35.20	3.87	11.47	11.52	(12/27/96)	1.09%

Russell 2000	27.17	0.51	3.51	5.72*		n.a.

*Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses.

Royce Capital Fund invests primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Each Fund may invest up to 25% of its respective net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Table of Contents

Annual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Postscript: Cultural Issues	Inside Back Cover

Annual Report to Shareholders	7

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The idea of establishing a “margin
of safety” in an investment is a widely
shared tenet of value investors, and
one that we take very seriously in our
security selection processes here
at Royce. When we look at small-cap
companies, we are always thinking
about risk—preserving capital in
difficult periods is as important to our
portfolio managers as making it grow
in healthy ones. With each company,
we ask ourselves, “What is the risk of
permanent capital impairment?
How well-insulated is this firm from
bankruptcy? What are the risks
compared to the potential reward?”

We try to answer these questions by
taking the company through a rigorous
fundamental analysis, which typically
begins with the balance sheet, as
financial risk is probably the most
important to us. Our general guideline
is to look for a better than two-to-one
ratio of assets to stockholders’ equity
for non-financial companies. This
represents our primary “margin of
safety” measure providing, in our view,
reasonably sufficient financial flexibility
for the company to survive difficult
periods for its business and/or industry.

Once comfortable with the balance sheet, we move our analysis to an

Continued on page 4...

Letter to Our Shareholders

Good Day Sunshine
It would be easy, and more than a little tempting, to tell the story of the stock market in 2009 as a stirring tale of triumph over adversity, the saga of plucky equities battling back to positive returns from near certain defeat in the wake of almost total undoing. Undoubtedly, it was a healthy development for share prices to climb back upward almost unimpeded from early March through the end of the year, especially during those times when the bullish phase was accompanied by improved news on the economic front. Moreover, it was a worldwide rally that lifted stock prices in all asset classes and nearly every sector and industry. So why aren’t we feeling cheerier about the Great Rally of 2009?
     Part of the explanation is that the stuff of catchy soundbites and headlines too often fails to account for perspective, such as the longer-term view of things that we assume here at Royce. We were very pleased with the performance of the market—and our Funds—in 2009, but the year’s heady returns must be placed in the larger context of what occurred not only in late 2008, but in the market cycle that began with the respective peaks for small-cap (in July 2007) and large-cap (in October 2007) stocks, peaks that neither index has come close to passing as of this writing. (And this does not include the long-term travails of the Nasdaq, still not recovered from its dot.com hangover in 2000). Seen from this admittedly more downbeat vantage point, the shine of the rally loses some luster. For our

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own purposes of managing assets and thinking about where the market may be headed next, this more sobering perspective is necessary. Recalling that overall equity returns still have some ground to cover before results for periods longer than one year are respectably in the black does not diminish the good news of 2009; it just places it in a different, less glaring light in which we think they can be better understood. On that issue (and others), we have more to say below.
     Of course, the passing of 2009 is notable because it marks not just the end of a year, but of a decade. And what a decade it was. Though it ended with a bang, it left most investors whimpering. Perhaps the best way of summing up the last 10 years is to point out that when the decade to which it has most commonly been compared is the 1930s, it was not a good decade. The Aughts (or Zeroes, if you prefer) saw more than their share of significant incidents, whether one’s purview is the stock market or the entire globe. To briefly tick off just a few of the major market events, we saw the bursting of the tech bubble, the proliferation of ETFs (exchange-traded funds), the growth of international investing, and one of the most destructive bear markets since the Great Depression. All of this took place amid horrific terrorist attacks, the bursting of the real estate bubble and a global recession that we are, hopefully, emerging from with the advent of the new decade. If nothing else, they were interesting times, even as many investors are happy to see them go.

“Everybody Had a Good Year...”
That sentiment may be more true for large-cap investors than others, as the S&P 500’s return for the decade was notably negative. Large-caps did, however, enjoy a more than respectable showing in 2009. In fact, results for all three major indexes were outstanding, with the small-cap Russell 2000, S&P 500 and the Nasdaq Composite each posting their strongest calendar year performances since 2003—the Russell 2000 gained 27.2%, compared to 26.5% for the S&P 500 and 43.9% for the Nasdaq Composite. After beginning the year with the most substantial losses, small-caps rallied hardest, leading from the market low on March 9, 2009. From that early March trough through the end of 2009, the Russell 2000 climbed 84.5% versus respective gains of 67.8% and 78.9% for the S&P 500 and Nasdaq Composite.
     While each major index performed very well from the March bottom, all three remained well shy of their respective peaks. From their previous highs in 2007, the Russell 2000 and S&P 500 were off 24.2% and 24.0%, respectively, through December 31, 2009, while the more tech-oriented Nasdaq Composite remained 55.1% below its high, made during March 2000. Unsurprisingly, then, each

We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

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assessment of the company’s internal
rates of return, particularly its return
on invested capital, which gives us
a strong sense of the sustainability of
the company’s success. This analysis
provides an indication of whether or
not the company’s operations are likely
to generate returns above and beyond
the cost of capital, leading to increases
in shareholder value. The ability to
generate free cash flow and use it pro-
ductively to grow the business and
reward shareholders through dividends
and share repurchases is one of the key
attributes in our definition of a high-
quality business. We like companies
with little or no debt, but it’s just as
important for the business to be oper-
ating in a way that suggests it can
maintain the same or a similar level of
financial well-being over the long term,
consistent with our own investment
time horizon.

A third element that our portfolio
managers and analysts seek are
companies trading for at least a 30%
discount to our estimate of their worth
as a business, though our preferred
discount is 50% to this estimate
of intrinsic value. We operate on the
assumption that under historically
normal operating conditions the
discount will narrow, but typically over
the course of years, not months. In
fact, if all works out according to plan,
our investment in a small-cap stock
trading at a 50% discount to its
current worth would double over time,
providing an average annual total
return over four years of 18.9%.
Purchasing shares at a 30% discount
would yield a 9.4% average annual

Continued on page 6...

Letter to Our Shareholders

index’s stellar one-year result was not enough to put respective three-year returns in positive territory, while their five-year results were only slightly positive. For the decade as a whole, results were equally dismal. The decade was the worst on record for both the small-cap and large-cap indexes. The average annual total return for the 10-year period was 3.5% for the Russell 2000 and -1.0% for the S&P 500. The Nasdaq performed most poorly, losing 5.7% on an average annual total return basis for the decade.
     For the calendar year, the MSCI EAFE (Europe, Australasia and Far East) index gained 31.8% and the MSCI World ex USA Small Core index rose 50.8%. Both indexes posted negative returns for the three-year period. However, five-year and 10-year results were positive and ahead of the Russell 2000 for the international small-cap index.
     Within small-cap, growth substantially outperformed value in 2009—the Russell 2000 Growth index rose 34.5% versus 20.6% for the Russell 2000 Value index. Small-cap growth also held the performance edge in the three-year and five-year periods ended December 31, 2009. However, small-cap value outperformed in 2009’s rally. From the market low on March 9, 2009 through December 31, 2009, the Russell 2000 Value index was up 88.1% versus 81.0% for the Russell 2000 Growth index. Small-cap value also outpaced its growth sibling for the 10-, 15-, 20- and 25-year periods ended December 31, 2009. Micro-cap results were also very strong for calendar 2009, with the Russell Microcap index up 27.5%. Within micro-cap, growth outperformed value for the one-, three- and five-year periods ended December 31, 2009.

Tomorrow Never Knows
The stock market has survived a number of difficulties—severe bear markets, scandals, and indirectly related events such as those of 9/11. So while the past decade was tough, going forward we are confident that equities will not just survive, but prosper—that is, creating returns in excess of inflation. We fully anticipate that stocks will remain consistent with their historical role of building wealth over the long term and that diversified equity investments are the soundest method for investors to try to realize their goals. While the economic outlook is uncertain, and many investors are still anxious, we accept the idea that, as much as we would like them to be infrequent, bear markets, even historically awful ones, remain a fact of investment life. The best we can do is to act responsibly when they happen, trying to turn their declines to our long-term advantage. So while no one wants a recurrence of the sort of the near-disaster of 2008, we look to the future knowing that there are no guarantees. The only sure thing that we can see is the consistent presence of volatility.

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     Whatever else the new decade brings, the history of previous decades suggests that if returns are at or fall below historical levels, small-caps are likely to lead (as they did in the just-concluded decade); if returns exceed historical levels, large-caps are apt to be out in front. This has been the historical pattern regardless of whether an asset class had previously been underperforming. In any case, it seems reasonable to expect better returns in the new decade. The period will likely see its share of worrisome declines and exciting rallies and, as mentioned, several bouts of rotating market leadership between small-cap and large-cap stocks.
     As the economic and financial crises move further back in time, we see the market entering a period of more historically typical returns, with annualized returns somewhere in the high single digits. Although it remains early to pronounce with complete confidence, the market appears to be moving out of the initial recovery phase that began with the rally in March 2009. This bull phase has been very dynamic and particularly good for non-dividend payers, non-earners and very low-priced stocks. In other words, it was a bull run in which few investors were paying attention to risk. We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

Any Time At All
We would happily welcome more investors eager to embrace quality in 2010, though our own time-tested, ‘quality-centric’ style will remain in place regardless of the market’s direction. We remain confident in our consistent, disciplined approach, a confidence rooted in close to four full decades managing small-cap portfolios. During this nearly 40-year period, which has seen more than its share of booms and busts, we believe that we have helped investors to build wealth over the long term in a variety of market climates.
     Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon. In order for an investment approach to be successful, we have always believed it must devote significant attention to risk; failing to do so can erode or eradicate returns. Our emphasis on absolute, not relative, returns allows us to offer what we think are more realistic return expectations, especially during very volatile or dynamic short-term periods. Over the long or short run, beating the market is never our objective; it is instead a happy byproduct of successfully executing our investment discipline.

Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon.
Over the long or short run, beating the market is never our objective; it is instead a happy byproduct of successfully executing our investment discipline.

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total return over four years if the market discount gap were to close.

At times, more patience than we
originally thought is required. There are
also those times when our security
selections simply do not work out
according to plan. While our margin of
safety is designed to help us manage
business risk, the vagaries of markets
and economies can conspire to make
these efforts ineffective. Numerous
factors can—and will—get in the way,
including the inaccuracy of our estimate
and, unforeseen changes to the busi-
ness, its management or its industry,
to name just a few. These potential
obstacles notwithstanding, we are
content to try to get it right, even as
we know there have been numerous
times in which we have gotten it wrong
(as well as those wonderful instances in
which our expectations are exceeded).

This is why entry and exit price are
so crucial to our total return experience
with any stock. Our estimate of the
worth of a business helps us to deter-
mine an ideal entry price. However,
prices move around quite a bit in the
course of a single trading day, so we
choose not a single price but a range of
prices that we are happy to pay for a
given stock. Ever cautious, we usually
use a dollar-cost-averaging model,
which equates to a slow wade into the
shallow end of the pool. We tend to use
the same practice when selling
shares as well. Importantly, any long-
term success to which we can lay
claim depends on always being
cognizant of the need to maintain
that margin of safety.

Letter to Our Shareholders

Finally, the habit of looking beyond the current quarter or year greatly enhances our ability to develop an effective investment thesis in a world too often pre-occupied with short-term results. We find that it is far easier to have an idea of what’s going to happen than it is to know when it’s going to happen. We seek to turn our patience into potential profit.
     We have always believed in the critical importance of focusing on what we know and not concerning ourselves about what we cannot control. Our dedication to a disciplined process is the best way to give our shareholders and ourselves the greatest opportunities to build wealth.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2010

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Royce Capital Fund 2009 Annual Report to Shareholders | 7

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July - December 2009 *			29.88%

One-Year			57.88

Three-Year			-2.35

Five-Year			4.70

10-Year			11.09

Since Inception (12/27/96)			12.51

ANNUAL EXPENSE RATIO

Operating Expenses			1.49%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2009	57.9%	2002	-12.9%

2008	-43.3	2001	29.7

2007	4.0	2000	18.5

2006	21.1	1999	28.1

2005	11.6	1998	4.1

2004	13.8	1997	21.2

2003	49.2

TOP 10 POSITIONS % of Net Assets

Atlantic Tele-Network			1.5%

Olympic Steel			1.4

Allied Nevada Gold			1.3

T-3 Energy Services			1.2

Patriot Transportation Holding			1.2

Horsehead Holding Corporation			1.1

Semperit AG Holding			1.1

Silvercorp Metals			1.1

Cavco Industries			1.0

Lamprell			1.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources			16.6%

Technology			14.9

Industrial Products			12.4

Industrial Services			11.8

Health			11.4

Consumer Products			8.0

Financial Intermediaries			4.0

Consumer Services			3.8

Financial Services			3.6

Miscellaneous			4.9

Cash and Cash Equivalents			8.6

Royce Capital Fund—Micro-Cap Portfolio

Managers’ Discussion
After a red-hot first half, the portfolio of scrutinously selected micro-cap stocks that make up Royce Capital Fund–Micro-Cap Portfolio showed few signs of slowing down in the second half of 2009, which added up to a stellar year on both an absolute and relative basis. RCM gained 57.9% in 2009, substantially ahead of its benchmark, the Russell 2000, which was up 27.2%, and the Russell Microcap index, which was up 27.5%, for the same period. During the first half, the Fund offered an attractive blend of better relative results in the first-quarter downturn (-7.5% versus -15.0% for its benchmark) and a terrific relative and absolute showing in the robust rally of the second quarter (+31.4% versus +20.7%). The second half of the year was more consistently bullish. During the dynamic third quarter, the Fund held its relative advantage to both its benchmark and the micro-cap index, up 21.3% versus respective gains of 19.3% and 20.9% for the Russell 2000 and Russell Microcap. The Fund again beat both indexes in the year’s final quarter, gaining 7.0% compared to a gain of 3.9% for its benchmark and a loss of 0.5% for the micro-cap index.
     The rally that kicked off in early March spurred the Fund’s calendar-year performance. From the market low on March 9, 2009 through December 31, 2009, RCM rose 103.4%, while the Russell 2000 gained 84.5% and the Russell Microcap index was up 86.0%. We were very happy with the Fund’s results, even as we remain acutely aware that recent gains have not yet erased the losses in the current market cycle that began with the small-cap market peak on July 13, 2007. Nonetheless, we were pleased with the Fund’s performance on a relative basis, which was very strong. RCM beat the Russell Microcap (for which data goes back only to 2003) for the one-, three- and five-year periods ended December 31, 2009, and it outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended December 31, 2009. The Fund’s average annual total return since inception was 12.5%.

     Each of the Fund’s equity sectors finished the year with positive performance, with Natural Resources and Technology providing especially strong showings. Net gains in Technology were concentrated in the semiconductors and equipment industry, though impressive results could also be found in telecommunications holdings and in the components and systems group. Within Natural Resources, holdings in the precious metals

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

Allied Nevada Gold	1.64%

Fuqi International	1.63

Aquiline Resources	1.40

Silvercorp Metals	1.39

Stein Mart	1.25

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

8 | Royce Capital Fund 2009 Annual Report to Shareholders

Performance and Portfolio Review

and mining industry did best, easily outpacing all of the Fund’s other industry groups and most of its sectors. Mining businesses benefited chiefly from steadily rising commodity prices, gold in particular. They also seem to be attracting investors’ attention more for their attractive earnings and cash flow characteristics than for their potential or actual commodity production. Even with this newer attention, we still see many companies in the industry as having ample room to grow before reaching what we would regard as full value.
     Three of the Fund’s five top-performing holdings came from this group. Allied Nevada Gold operates out of that state and also runs projects in California, Idaho, Colorado, Mexico and Indonesia, among other places. In our view, the company has been highly successful making the transition from being primarily an exploration business to a production business. We trimmed our position early in the year and again in November. Aquiline Resources was among the first of what we estimate could be many acquisitions of smaller mining concerns by larger companies now that credit is easing; in this case, it was acquired by a company that we own in other Royce-managed portfolios, Pan American Silver. We sold our position in Aquiline Resources between September and November. During September, November and December, we took gains in Silvercorp Metals. Although the price of silver remained shy of its spring 2008 high, we remained confident in its long-term prospects and have long liked silver’s hybrid status as a precious metal with multiple applications in industry and medicine.

     Between May and August, we greatly reduced our stake in Fuqi International, which designs and sells jewelry in China. Earnings continued to be positive and beat analysts’ expectations, which helped its price to soar into September before it then slipped through the end of the year. As for those less successful companies in 2009, we sold our shares in media company Journal Communications in March after it proved more disappointing than we anticipated. We were more optimistic about Key Technology, which makes process automation systems that integrate electro-optical inspection and sorting, specialized conveying, and product preparation equipment. Its business and share price have been hurt by the recession, but we like its balance sheet and its prospects, especially as the pharmaceutical industry gears up to use the firm’s products. We built our position through May.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

Journal Communications Cl. A	-0.83%

Key Technology	-0.67

United Fire & Casualty	-0.41

BCB Holdings	-0.35

Kenexa Corporation	-0.28

*Net of dividends

ROYCE CAPITAL–MICRO-CAP VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$326 million

Weighted Average P/B Ratio	1.6	x

U.S. Investments (% of Net Assets)	69.1%

Non-U.S. Investments
(% of Net Assets)	22.4%

Fund Net Assets	$529 million

Turnover Rate	33%

Number of Holdings	212

Symbol
Investment Class	RCMCX
Service Class	RCMSX

*Geometrically calculated

RISK/RETURN COMPARISON
Five-Year Period Ended 12/31/09

Average Annual	Standard	Return
Total Return	Deviation	Efficiency*

RCM	4.70%	21.64	0.22

Russell 2000	0.51	21.35	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages (%)

Royce Capital Fund 2009 Annual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July - December 2009 *			25.98%

One-Year			35.20

Three-Year			-1.23

Five-Year			3.87

10-Year			11.47

Since Inception (12/27/96)			11.52

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2009	35.2%	2002	-13.8%

2008	-27.2	2001	21.0

2007	-2.1	2000	33.3

2006	15.6	1999	8.2

2005	8.6	1998	8.9

2004	25.0	1997	17.1

2003	41.1

TOP 10 POSITIONS % of Net Assets

Dress Barn (The)			3.0%

Steven Madden			2.9

NBTY			2.6

Comtech Telecommunications			2.4

Tidewater			2.2

ManTech International Cl. A			2.2

Knight Capital Group Cl. A			2.1

Aspen Insurance Holdings			2.0

Buckle (The)			2.0

Unit Corporation			2.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Financial Intermediaries			14.8%

Health			11.7

Natural Resources			11.1

Consumer Products			11.0

Industrial Services			9.9

Consumer Services			9.7

Technology			8.1

Industrial Products			7.8

Financial Services			1.9

Miscellaneous			2.2

Cash and Cash Equivalents			11.8

Royce Capital Fund—Small-Cap Portfolio

Managers’ Discussion
Royce Capital Fund—Small-Cap Portfolio (RCS) handily outperformed its small-cap benchmark, the Russell 2000, in 2009, with a gain of 35.2% compared to 27.2% for the small-cap index. The Fund was ahead of the Russell 2000 in the first three quarters of 2009, and virtually even with the benchmark in the fourth quarter. As contrarians, we were as pleased about the Fund’s advantage in the bearish first quarter, when it fell 12.5% versus a decline of 15.0% for the small-cap index, as we were with its terrific relative and absolute results in the dynamic second (+22.6% versus +20.7%) and third (+21.2% versus +19.3%) quarters. In the relatively quieter fourth quarter, the Fund was up 4.0% versus a 3.9% gain for the Russell 2000.
     From the market low on March 9, 2009 through December 31, 2009, the Fund was up 85.1% versus a gain of 84.5% for the Russell 2000. Making RCS’s results for the year even more satisfying was the fact that we bucked the trend. The sort of high-quality small-cap stocks we seek for the portfolio—those with strong balance sheets, steady earnings and high returns on invested capital—were not always in high demand between March and December.
     The Fund remained under water from the small-cap market peak on July 13, 2007. Still, we were very happy to see the Fund own a decisive performance edge over the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended December 31, 2009. RCS’s average annual total return since inception was 11.5%.

     The Fund’s leading sectors in 2009 were Natural Resources, Consumer Products and Consumer Services. The Fund’s strength in Natural Resources came mostly from companies in the energy services group, where the top performer was Oil States International. The company provides specialized products and services to oil and gas drilling and production companies. We have long liked its core businesses and low-debt balance sheet. Its share price soared in the second half, mostly the result of better-than-expected earnings for three consecutive quarters. We began to reduce our stake in August. Energy industry strength also seemed to help the stock price of Gardner Denver. Renewed demand for its industrial products—compressors and vacuum products—began to stabilize, while a healthy outlook for natural gas prices in the second half should work to reaccelerate orders for its drilling and well-stimulation pumps.

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

NBTY	2.62%

Dress Barn (The)	2.12

Steven Madden	1.98

Oil States International	1.73

Gardner Denver	1.38

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

10 | Royce Capital Fund 2009 Annual Report to Shareholders

Performance and Portfolio Review

     In the crisis of 2008, consumer stocks were among the hardest hit. Our thought at the time was that many had been wildly oversold. We began to buy shares of those small-cap companies that we believed were best positioned to eventually succeed in an environment where consumers would be acting like value investors—wanting to spend fewer dollars on good values. Many began to rebound following the March market low. NBTY makes and distributes nutritional supplements. The company went through an awful second half of 2008, battling increases in the cost of raw materials needed to make vitamins and sagging sales. In 2009, sales growth resumed just as expensive inventories were running down, raw materials costs fell, and the firm bought a competitor out of bankruptcy, all of which seemed to convince investors of its overall good health.
     We have long been fans of the management and fundamentals of women’s fashion retailer, Dress Barn. The company has made what we regard as savvy acquisitions over the last few years, especially its recent purchase of Tween Brands, which gives it a third brand, Justice, that caters to a younger, more fashion- and value-conscious consumer. Earnings were positive in all but one quarter over the last 18 months, which helped attract other investors. Steven Madden designs and sells footwear, handbags and accessories. It has a strong balance sheet, steady earnings and positive cash flow from operations, as well as a strong brand, especially in its boot business. All of these attracted us to the stock, and we were pleased to see it rebound in 2009. It was RCS’s second-largest holding at the end of 2009.

     When mobile-data communications equipment maker Comtech Telecommunications reduced its sales and profit outlook for fiscal 2009 in March, its stock price suffered its worst decline in 29 years. Ever contrarian, we were focused on the company’s strong balance sheet and attractive long-term prospects, especially in the areas of satellite and mobile-tracking equipment that it provides to the U.S. military, both of which made us sufficiently confident to build our stake through November. Aircraft and industrial parts maker Woodward Governor made an acquisition in 2008 that caused more dilution to its balance sheet than we would have liked, so we sold our shares in RCS’s portfolio between March and April.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

Comtech Telecommunications	-1.45%

Woodward Governor	-0.97

Entegris	-0.72

Arkansas Best	-0.50

Superior Well Services	-0.49

*Net of dividends

ROYCE CAPITAL–SMALL-CAP VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*			$1,254 million

Weighted Average P/E Ratio**			12.5x

Weighted Average P/B Ratio			1.6x

U.S. Investments (% of Net Assets)			85.9%

Non-U.S. Investments
(% of Net Assets)			2.4%

Fund Net Assets			$473 million

Turnover Rate			46%

Number of Holdings			86

Symbol
Investment Class			RCPFX
Service Class			RCSSX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/09).

RISK/RETURN COMPARISON
Five-Year Period Ended 12/31/09

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RCS	3.87%	19.86	0.19

Russell 2000	0.51	21.35	0.02

*			Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages (%)

Royce Capital Fund 2009 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 91.4%

Consumer Products – 8.0%
Apparel, Shoes and Accessories - 2.7%
Fuqi International [a,b]	59,999	$1,076,982
LaCrosse Footwear	263,231	3,348,298
†Luk Fook Holdings International	2,090,700	1,791,071
True Religion Apparel [a,b]	98,000	1,812,020
Van De Velde	42,950	1,809,316
Volcom [a,b]	258,800	4,332,312

		14,169,999

Food/Beverage/Tobacco - 2.5%
Anglo-Eastern Plantations	137,501	862,586
Asian Citrus Holdings	6,440,000	5,211,620
HQ Sustainable Maritime Industries [b]	35,134	247,343
Sipef	76,000	3,790,877
Societe Internationale de Plantations d’Heveas	52,000	3,413,713

		13,526,139

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [b]	146,500	1,812,205

Home Furnishing and Appliances - 0.7%
AS Creation Tapeten	63,000	2,286,905
Lumber Liquidators [a,b]	44,800	1,200,640

		3,487,545

Sports and Recreation - 1.6%
Arctic Cat [b]	496,760	4,550,322
Piscines Desjoyaux	155,181	1,460,366
RC2 Corporation [b]	157,000	2,315,750

		8,326,438

Other Consumer Products - 0.2%
Shamir Optical Industry	145,700	1,165,600

Total (Cost $41,036,818)		42,487,926

Consumer Services – 3.8%
Direct Marketing - 0.4%
Manutan International	41,000	2,350,173

Leisure and Entertainment - 0.6%
Multimedia Games [b]	500,538	3,008,233

Online Commerce - 0.7%
CryptoLogic	385,000	1,409,100
†Vitacost.com [b]	220,600	2,298,652

		3,707,752

Retail Stores - 2.1%
Buckle (The) [a]	104,025	3,045,852
Cache [b]	305,250	1,394,993
Cato Corporation (The) Cl. A	124,300	2,493,458
Jos. A. Bank Clothiers [b]	44,780	1,889,268
Lewis Group	231,000	1,652,740
Stein Mart [b]	38,869	414,344

		10,890,655

Total (Cost $14,925,525)		19,956,813

	SHARES	VALUE
Financial Intermediaries – 4.0%
Banking - 0.8%
Bancorp (The) [b]	202,528	$1,389,342
BCB Holdings [b]	743,907	1,159,505
Canadian Western Bank	81,000	1,699,230

		4,248,077

Insurance - 1.6%
American Physicians Service Group	40,000	922,800
American Safety Insurance Holdings [b]	144,200	2,083,690
Argo Group International Holdings [b]	70,027	2,040,587
Navigators Group [b]	42,500	2,002,175
United Fire & Casualty	78,630	1,433,425

		8,482,677

Securities Brokers - 1.6%
†FBR Capital Markets [b]	381,500	2,357,670
†GMP Capital	218,600	2,637,789
Sanders Morris Harris Group	420,000	2,310,000
Thomas Weisel Partners Group [b]	281,400	1,063,692

		8,369,151

Total (Cost $23,894,341)		21,099,905

Financial Services – 3.6%
Investment Management - 2.7%
Brait	10,000	28,494
CapMan Cl. B [b]	1,006,000	1,929,933
Deutsche Beteiligungs	101,800	2,494,375
Endeavour Financial [a]	722,900	1,223,438
†Gluskin Sheff + Associates	187,900	3,692,064
Sprott Resource [b]	968,100	3,739,661
U.S. Global Investors Cl. A	112,300	1,382,413

		14,490,378

Other Financial Services - 0.9%
Kennedy-Wilson Holdings [b]	535,813	4,795,526

Total (Cost $25,325,931)		19,285,904

Health – 11.4%
Commercial Services - 0.8%
†OdontoPrev	69,000	2,525,778
PDI [b]	372,020	1,793,136

		4,318,914

Drugs and Biotech - 3.9%
Anika Therapeutics [b]	133,252	1,016,713
†CombiMatrix Corporation [a,b]	165,800	1,044,540
Dyax Corporation [b]	468,316	1,587,591
Genoptix [b]	117,924	4,189,840
Lexicon Pharmaceuticals [b]	1,718,686	2,921,766
Maxygen [b]	117,200	713,748
†Medicines Company (The) [b]	174,600	1,456,164
Orchid Cellmark [b]	884,200	1,511,982
†Simcere Pharmaceutical Group ADR [b]	80,000	739,200
†Sinovac Biotech [a,b]	274,000	1,734,420
ULURU [b]	2,598,490	545,683
Vetoquinol	70,000	2,227,927

12 | Royce Capital Fund 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
YM Biosciences [b]	737,800	$996,030

		20,685,604

Health Services - 1.1%
BioClinica [b]	292,123	1,241,523
CorVel Corporation [b]	66,225	2,221,186
U.S. Physical Therapy [b]	141,960	2,403,383

		5,866,092

Medical Products and Devices - 5.6%
ArthroCare Corporation [b]	81,500	1,923,400
Bruker Corporation [b]	178,406	2,151,576
Cerus Corporation [b]	400,000	796,000
Cynosure Cl. A [b]	222,800	2,559,972
Exactech [b]	115,900	2,006,229
Merit Medical Systems [b]	42,000	810,180
Neogen Corporation [b]	63,739	1,504,878
NMT Medical [b]	441,000	1,089,270
SenoRx [b]	327,833	2,704,622
Solta Medical [b]	571,323	1,159,786
STRATEC Biomedical Systems	26,000	991,130
†SurModics [a,b]	52,100	1,180,586
Syneron Medical [a,b]	471,294	4,925,022
†Virtual Radiologic [a,b]	270,648	3,453,469
Young Innovations	86,153	2,134,871

		29,390,991

Total (Cost $64,374,739)		60,261,601

Industrial Products – 12.4%
Building Systems and Components - 1.9%
AAON	111,304	2,169,315
Drew Industries [b]	246,733	5,095,036
LSI Industries	308,599	2,431,760

		9,696,111

Industrial Components - 1.7%
Graham Corporation	198,600	4,111,020
Orion Energy Systems [a,b]	595,800	2,615,562
†Voltamp Transformers	111,140	2,167,566

		8,894,148

Machinery - 2.0%
Burckhardt Compression Holding	27,500	4,921,441
Kadant [b]	203,231	3,243,567
Key Technology [b]	217,429	2,535,222

		10,700,230

Metal Fabrication and Distribution - 4.4%
Castle (A.M.) & Co.	181,221	2,480,915
Foster (L.B.) Company Cl. A [b]	94,776	2,825,273
Horsehead Holding Corporation [b]	463,900	5,914,725
Olympic Steel	221,500	7,216,470
†RBC Bearings [b]	163,244	3,971,727
Samuel Manu-Tech	231,000	996,137

		23,405,247

Miscellaneous Manufacturing - 1.1%
Semperit AG Holding	148,713	5,735,322

	SHARES	VALUE
Industrial Products (continued)
Pumps, Valves and Bearings - 0.6%
Pfeiffer Vacuum Technology	38,000	$3,185,519

Specialty Chemicals and Materials - 0.7%
American Vanguard	164,133	1,362,304
Phoscan Chemical [b]	1,681,800	594,986
Victrex	144,000	1,862,785

		3,820,075

Total (Cost $58,426,373)		65,436,652

Industrial Services – 11.8%
Commercial Services - 4.9%
ATC Technology [b]	160,937	3,838,347
Barrett Business Services	84,099	1,033,577
Begbies Traynor	923,700	1,588,267
CRA International [b]	85,206	2,270,740
Electro Rent	148,200	1,710,228
Exponent [b]	121,988	3,396,146
Forrester Research [b]	44,200	1,146,990
GP Strategies [b]	513,700	3,868,161
Healthcare Locums	302,000	1,351,511
Heritage-Crystal Clean [b]	90,267	944,193
Intersections [b]	263,045	1,288,921
Kforce [b]	191,033	2,387,912
Lincoln Educational Services [b]	58,735	1,272,787

		26,097,780

Engineering and Construction - 2.1%
Cavco Industries [b]	150,804	5,416,880
Layne Christensen [b]	73,200	2,101,572
Sterling Construction [b]	197,400	3,786,132

		11,304,584

Food, Tobacco and Agriculture - 0.5%
Harbinger Group [b]	344,300	2,416,986

Industrial Distribution - 0.3%
Houston Wire & Cable	130,500	1,552,950

Printing - 1.5%
Courier Corporation	159,618	2,274,556
CSS Industries	84,300	1,638,792
Domino Printing Sciences	349,352	1,854,879
Ennis	140,600	2,360,674

		8,128,901

Transportation and Logistics - 2.5%
Euroseas	534,198	2,088,714
Marten Transport [b]	154,249	2,768,770
Patriot Transportation Holding [b]	66,930	6,322,208
Vitran Corporation [b]	177,450	1,928,881

		13,108,573

Total (Cost $62,216,299)		62,609,774

Natural Resources – 16.6%
Energy Services - 6.3%
Boots & Coots [a,b]	1,311,500	2,163,975
Dawson Geophysical [a,b]	104,502	2,415,041
Gulf Island Fabrication	127,546	2,682,292
Lamprell	1,782,000	5,258,261

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
OYO Geospace [b]	82,708	$3,547,346
Pioneer Drilling [b]	170,000	1,343,000
T-3 Energy Services [b]	258,645	6,595,448
Tesco Corporation [b]	166,980	2,155,712
TGC Industries [a,b]	691,556	2,703,984
Total Energy Services	550,900	3,660,902
World Energy Solutions [b]	230,700	664,416

		33,190,377

Oil and Gas - 1.2%
Approach Resources [b]	235,200	1,815,744
Gran Tierra Energy [a,b]	444,100	2,544,693
†VAALCO Energy	383,000	1,742,650

		6,103,087

Precious Metals and Mining - 8.7%
Alamos Gold [b]	326,800	3,924,662
Allied Nevada Gold [b]	439,429	6,626,589
Bear Creek Mining [b]	372,200	1,384,384
Crosshair Exploration & Mining [b]	3,247,500	584,550
Eldorado Gold [b]	183,000	2,593,110
Endeavour Silver [a,b]	586,300	2,134,132
Entrée Gold [b]	853,700	2,057,417
Fronteer Development Group [b]	1,075,200	4,225,536
Gammon Gold [b]	211,147	2,324,729
Great Basin Gold [b]	1,354,175	2,343,603
†Keegan Resources [b]	346,800	2,198,484
Lumina Copper [b]	1,004,400	1,008,385
Quaterra Resources [a,b]	542,500	1,037,434
Red Back Mining [b]	223,400	3,204,092
Silvercorp Metals	842,400	5,559,840
US Gold [b]	1,336,796	3,315,254
Western Copper [b]	907,000	1,422,269

		45,944,470

Other Natural Resources - 0.4%
†Magma Energy [b]	1,352,300	2,340,358

Total (Cost $70,077,043)		87,578,292

Technology – 14.9%
Aerospace and Defense - 0.8%
Ducommun	115,800	2,166,618
†LaBarge [b]	159,699	1,924,373

		4,090,991

Components and Systems - 2.6%
LaCie [b]	280,479	1,178,798
SMART Modular Technologies (WWH) [b]	830,272	5,222,411
Super Micro Computer [b]	310,911	3,457,330
Xyratex [b]	269,800	3,591,038

		13,449,577

Distribution - 0.7%
Diploma	1,278,000	3,648,550

IT Services - 0.4%
Neurones	240,000	2,079,542

Semiconductors and Equipment - 5.1%
Advanced Energy Industries [b]	160,200	2,415,816
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
ATMI [b]	183,900	$3,424,218
CEVA [b]	345,000	4,436,700
GSI Technology [b]	384,100	1,720,768
Rubicon Technology [b]	34,606	702,848
Rudolph Technologies [b]	284,841	1,914,131
Sigma Designs [a,b]	257,164	2,751,655
Smartrac [b]	85,000	1,829,226
Supertex [b]	102,300	3,048,540
TTM Technologies [b]	422,400	4,870,272

		27,114,174

Software - 1.8%
Double-Take Software [b]	248,850	2,486,012
Fundtech [b]	184,900	2,268,723
NetScout Systems [b]	40,500	592,920
Pervasive Software [b]	224,400	1,081,608
Phoenix Technologies [b]	493,975	1,358,431
†Smith Micro Software [b]	211,200	1,930,368

		9,718,062

Telecommunications - 3.5%
Anaren [b]	204,368	3,075,738
Atlantic Tele-Network	142,650	7,847,177
Ceragon Networks [b]	201,000	2,359,740
Digi International [b]	265,200	2,418,624
KVH Industries [b]	188,400	2,778,900

		18,480,179

Total (Cost $65,088,010)		78,581,075

Miscellaneous [c] – 4.9%
Total (Cost $21,752,215)		26,047,213

TOTAL COMMON STOCKS
(Cost $447,117,294)		483,345,155

REPURCHASE AGREEMENT – 8.6%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $45,647,025 (collateralized
by obligations of various U.S. Government
Agencies, 1.625% due 11/21/12, valued at
$46,789,875)
(Cost $45,647,000)		45,647,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.8%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $14,963,649)		14,963,649

14 | Royce Capital Fund 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

Royce Capital Fund – Small-Cap Portfolio

VALUE
TOTAL INVESTMENTS – 102.8%
(Cost $507,727,943)	$543,955,804
LIABILITIES LESS CASH AND OTHER ASSETS – (2.8)%	(14,956,447)

NET ASSETS – 100.0%	$528,999,357

	SHARES	VALUE
COMMON STOCKS – 88.2%

Consumer Products – 11.0%
Apparel, Shoes and Accessories - 6.2%
Guess?	148,845	$6,296,144
Steven Madden [b]	333,855	13,768,180
Wolverine World Wide	332,502	9,050,704

		29,115,028

Food/Beverage/Tobacco - 0.7%
Lancaster Colony	63,675	3,164,647

Health, Beauty and Nutrition - 4.1%
Inter Parfums	316,296	3,849,322
NBTY [b]	279,800	12,182,492
Nutraceutical International [b]	285,104	3,526,737

		19,558,551

Total (Cost $35,083,940)		51,838,226

Consumer Services – 9.7%
Leisure and Entertainment - 2.4%
International Speedway Cl. A	224,800	6,395,560
World Wrestling Entertainment Cl. A	329,959	5,058,271

		11,453,831

Restaurants and Lodgings - 0.2%
Ark Restaurants	60,632	876,132

Retail Stores - 7.1%
American Eagle Outfitters	101,200	1,718,376
Buckle (The)	326,819	9,569,261
Cato Corporation (The) Cl. A	278,700	5,590,722
Dress Barn (The) [a,b]	613,909	14,181,298
†Jos. A. Bank Clothiers [a,b]	52,828	2,228,813

		33,288,470

Total (Cost $39,367,114)		45,618,433

Financial Intermediaries – 14.8%
Insurance - 12.7%
†Allied World Assurance Company Holdings [a]	156,800	7,223,776
American Safety Insurance Holdings [b]	171,660	2,480,487
Amerisafe [a,b]	208,367	3,744,355
Aspen Insurance Holdings	376,200	9,574,290
EMC Insurance Group	48,716	1,047,881
Harleysville Group	149,970	4,767,546
Max Capital Group	264,262	5,893,043
Meadowbrook Insurance Group	551,300	4,079,620
Montpelier Re Holdings	424,677	7,355,406
Reinsurance Group of America	150,600	7,176,090
State Auto Financial	39,573	732,100
Validus Holdings [a]	212,900	5,735,526

		59,810,120

Securities Brokers - 2.1%
Knight Capital Group Cl. A [b]	657,000	10,117,800

Total (Cost $64,135,918)		69,927,920

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund – Small-Cap Portfolio (continued)

	SHARES	VALUE
Financial Services – 1.9%
Investment Management - 1.9%
Federated Investors Cl. B	331,300	$9,110,750

Total (Cost $7,056,006)		9,110,750

Health – 11.7%
Drugs and Biotech - 1.5%
Emergent Biosolutions [b]	497,992	6,767,711

Health Services - 6.9%
†Almost Family [a,b]	138,647	5,480,716
Gentiva Health Services [b]	309,000	8,346,090
MEDNAX [b]	134,400	8,078,784
†Pharmaceutical Product Development	266,500	6,246,760
U.S. Physical Therapy [b]	270,600	4,581,258

		32,733,608

Medical Products and Devices - 3.3%
Home Diagnostics [b]	494,755	3,018,006
†Kensey Nash [a,b]	17,000	433,500
Obagi Medical Products [b]	569,819	6,837,828
†Patterson Companies [b]	189,700	5,307,806

		15,597,140

Total (Cost $42,710,690)		55,098,459

Industrial Products – 7.8%
Automotive - 0.7%
Dorman Products [b]	208,259	3,261,336

Building Systems and Components - 0.8%
Simpson Manufacturing	139,485	3,750,752

Industrial Components - 1.2%
Bel Fuse Cl. A	41,777	812,145
†GrafTech International [b]	303,900	4,725,645

		5,537,790

Machinery - 1.5%
Lincoln Electric Holdings	78,300	4,185,918
Rofin-Sinar Technologies [b]	123,292	2,910,924

		7,096,842

Metal Fabrication and Distribution - 1.4%
Schnitzer Steel Industries Cl. A	51,100	2,437,470
Sims Metal Management ADR [a]	205,570	4,008,615

		6,446,085

Paper and Packaging - 0.1%
†Orchids Paper Products [a,b]	22,900	458,458

Pumps, Valves and Bearings - 2.1%
Gardner Denver	142,049	6,044,185
Kaydon Corporation	60,900	2,177,784
Robbins & Myers	84,000	1,975,680

		10,197,649

Total (Cost $29,910,961)		36,748,912

Industrial Services – 9.9%
Commercial Services - 5.2%
ATC Technology [b]	329,859	7,867,137
ManTech International Cl. A [b]	211,800	10,225,704
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
MAXIMUS	132,200	$6,610,000

		24,702,841

Food, Tobacco and Agriculture - 1.0%
†American Italian Pasta Cl. A [b]	133,200	4,634,028

Industrial Distribution - 0.3%
Applied Industrial Technologies	74,500	1,644,215

Transportation and Logistics - 3.4%
†Kirby Corporation [b]	139,300	4,851,819
Star Bulk Carriers [a]	279,553	788,340
Tidewater	216,500	10,381,175

		16,021,334

Total (Cost $40,766,499)		47,002,418

Natural Resources – 11.1%
Energy Services - 7.5%
Ensign Energy Services	276,200	3,961,371
Helmerich & Payne	49,400	1,970,072
Major Drilling Group International	69,900	1,922,860
Oil States International [b]	160,900	6,321,761
Pioneer Drilling [b]	451,364	3,565,775
Rowan Companies [b]	273,900	6,201,096
Trican Well Service	151,400	2,035,363
Unit Corporation [b]	223,300	9,490,250

		35,468,548

Oil and Gas - 1.6%
Cimarex Energy	67,118	3,555,241
†Energen Corporation	88,600	4,146,480

		7,701,721

Precious Metals and Mining - 2.0%
Agnico-Eagle Mines	55,500	2,997,000
Pan American Silver [b]	124,900	2,973,869
Red Back Mining [b]	238,000	3,413,491

		9,384,360

Total (Cost $39,864,612)		52,554,629

Technology – 8.1%
Components and Systems - 1.8%
Rimage Corporation [b]	251,598	4,362,709
Synaptics [a,b]	135,700	4,159,205

		8,521,914

Internet Software and Services - 1.0%
†EarthLink	583,400	4,848,054

IT Services - 1.1%
Total System Services	302,200	5,218,994

Semiconductors and Equipment - 1.6%
Advanced Energy Industries [b]	5,710	86,107
MKS Instruments [b]	243,300	4,235,853
Varian Semiconductor Equipment Associates [b]	57,789	2,073,470
Verigy [b]	104,813	1,348,943

		7,744,373

16 | Royce Capital Fund 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Technology (continued)
Telecommunications - 2.6%
Comtech Telecommunications [b]	318,366	$11,158,728
NETGEAR [b]	46,400	1,006,416

		12,165,144

Total (Cost $38,121,100)		38,498,479

Miscellaneous [c] – 2.2%
Total (Cost $9,655,363)		10,432,001

TOTAL COMMON STOCKS
(Cost $346,672,203)		416,830,227

REPURCHASE AGREEMENT – 11.4%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $53,960,030 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 2/1/10-3/15/10, valued at
$55,310,800)
(Cost $53,960,000)		53,960,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $11,780,174)		11,780,174

TOTAL INVESTMENTS – 102.1%
(Cost $412,412,377)		482,570,401

LIABILITIES LESS CASH AND OTHER ASSETS – (2.1)%		(10,008,939)

NET ASSETS – 100.0%		$472,561,462

†	New additions in 2009.
[a]	All or a portion of these securities were on loan at December 31, 2009.
[b]	Non-income producing.
[c]	Includes securities first acquired in 2009 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2009 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 17

Statements of Assets and Liabilities	December 31, 2009

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$498,308,804	$428,610,401
Repurchase agreements (at cost and value)	45,647,000	53,960,000
Cash and foreign currency	75,116	41,589
Receivable for investments sold	518,634	1,480,090
Receivable for capital shares sold	733,415	1,577,692
Receivable for dividends and interest	518,981	251,012
Prepaid expenses and other assets	8,086	7,208

Total Assets	545,810,036	485,927,992

LIABILITIES:
Payable for collateral on loaned securities	14,963,649	11,780,174
Payable for investments purchased	775,059	183,328
Payable for capital shares redeemed	394,174	911,277
Payable for investment advisory fees	546,201	396,705
Accrued expenses	131,596	95,046

Total Liabilities	16,810,679	13,366,530

Net Assets	$528,999,357	$472,561,462

ANALYSIS OF NET ASSETS:
Paid-in capital	$546,402,157	$460,699,045
Undistributed net investment income (loss)	4,096,900	726,488
Accumulated net realized gain (loss) on investments and foreign currency	(57,699,098)	(59,022,533)
Net unrealized appreciation (depreciation) on investments and foreign currency	36,199,398	70,158,462

Net Assets	$528,999,357	$472,561,462

Investment Class	$522,092,494	$467,401,410
Service Class	6,906,863	5,160,052

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	54,818,772	53,831,903
Service Class	727,772	597,393

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$9.52	$8.68
Service Class	9.49	8.64

* Investments at identified cost	$462,080,943	$358,452,377
Market value of loaned securities	14,443,118	11,522,126

18 | Royce Capital Fund 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$(543,220)	$5,317,872	$716,107	$246,375
Net realized gain (loss) on investments and foreign currency	(23,003,771)	(21,207,803)	(48,995,588)	(8,246,378)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	213,461,362	(244,986,123)	166,433,333	(94,474,073)

Net increase (decrease) in net assets from investment operations	189,914,371	(260,876,054)	118,153,852	(102,474,076)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(13,058,155)	–	(2,337,827)
Service Class	–	(90,960)	–	(6,931)
Net realized gain on investments and foreign currency
Investment Class	–	(54,721,733)	–	(30,054,260)
Service Class	–	(414,258)	–	(152,571)

Total distributions	–	(68,285,106)	–	(32,551,589)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	104,625,551	96,537,277	152,785,352	105,771,986
Service Class	2,464,138	3,214,943	4,334,197	526,046
Distributions reinvested
Investment Class	–	67,779,888	–	32,392,087
Service Class	–	505,218	–	159,502
Value of shares redeemed
Investment Class	(98,326,323)	(139,333,402)	(94,541,635)	(57,692,282)
Service Class	(1,462,590)	(1,226,979)	(1,506,356)	(189,298)

Net increase (decrease) in net assets from capital share
transactions	7,300,776	27,476,945	61,071,558	80,968,041

NET INCREASE (DECREASE) IN NET ASSETS	197,215,147	(301,684,215)	179,225,410	(54,057,624)
NET ASSETS:
Beginning of year	331,784,210	633,468,425	293,336,052	347,393,676

End of year	$528,999,357	$331,784,210	$472,561,462	$293,336,052

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$4,096,900	$(70,286)	$726,488	$7,214

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 19

Statements of Operations	Year Ended December 31, 2009

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$4,667,208	$4,435,445
Interest	18,886	20,591
Securities lending	163,184	144,215

Total income	4,849,278	4,600,251

Expenses:
Investment advisory fees	5,052,293	3,611,462
Distribution fees	11,312	6,135
Custody	100,924	41,203
Shareholder reports	61,460	66,957
Administrative and office facilities	56,709	48,975
Audit	37,582	36,946
Trustees’ fees	31,659	28,440
Shareholder servicing	17,188	19,769
Legal	9,632	8,135
Registration	1,403	7,693
Other expenses	19,276	14,761

Total expenses	5,399,438	3,890,476
Compensating balance credits	–	(33)
Expenses reimbursed by investment adviser	(6,940)	(6,299)

Net expenses	5,392,498	3,884,144

Net investment income (loss)	(543,220)	716,107

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(23,004,416)	(48,994,014)
Foreign currency transactions	645	(1,574)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	213,481,851	166,432,361
Other assets and liabilities denominated in foreign currency	(20,489)	972

Net realized and unrealized gain (loss) on investments and foreign currency	190,457,591	117,437,745

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$189,914,371	$118,153,852

20 | Royce Capital Fund 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions					Ratio of Expenses
			and Unrealized			from Net					to Average Net Assets			Ratio of Net
		Net	Gain (Loss) on		Distributions	Realized Gain								Investment
	Net Asset Value,	Investment	Investments	Total from	from Net	on Investments		Net Asset		Net Assets,	Prior to Fee			Income (Loss)	Portfolio
	Beginning of	Income	and Foreign	Investment	Investment	and Foreign	Total	Value, End of	Total	End of Period	Waivers and	Prior to Fee	Net of Fee	to Average Net	Turnover
	Period	(Loss)	Currency	Operations	Income	Currency	Distributions	Period	Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Rate

Micro-Cap Portfolio – Investment Class
2009	$6.03	$(0.01)	$3.50	$3.49	$–	$–	$–	$9.52	57.88%	$522,092	1.33%	1.33%	1.33%	(0.13)%	33%
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)	328,059	1.32	1.32	1.32	1.05	51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98	629,953	1.31	1.31	1.31	0.19	47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07	561,257	1.32	1.31	1.31	(0.09)	41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61	384,069	1.33	1.33	1.33	(0.51)	38

Micro-Cap Portfolio – Service Class(a)
2009	$6.02	$(0.03)	$3.50	$3.47	$–	$–	$–	$9.49	57.64%	$6,907	1.73%	1.73%	1.58%	(0.36)%	33%
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)	3,725	1.92	1.92	1.58	0.70	51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71	3,515	2.11	2.11	1.58	(0.06)	47
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06 #	1,262	8.67 ##	8.67 ##	1.58 ##	0.16 ##	41

Small-Cap Portfolio – Investment Class
2009	$6.42	$0.01	$2.25	$2.26	$–	$–	$–	$8.68	35.20%	$467,401	1.07%	1.07%	1.07%	0.20%	46%
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)	291,898	1.07	1.07	1.07	0.07	45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)	345,747	1.09	1.08	1.08	0.60	64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57	274,089	1.08	1.08	1.08	0.08	54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56	187,039	1.11	1.11	1.11	0.11	45

Small-Cap Portfolio – Service Class(a)
2009	$6.40	$(0.00)	$2.24	$2.24	$–	$–	$–	$8.64	35.00%	$5,160	1.62%	1.62%	1.36%	(0.04)%	46%
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)	1,438	1.96	1.96	1.36	(0.21)	45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)	1,647	2.09	2.09	1.36	0.23	64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94 #	103	15.77 ##	15.77 ##	1.36 ##	(0.12)##	54

(a)	The Class commenced operations on May 2, 2006.
#	Not annualized
##	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 21

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through February 17, 2010, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, noted above. These inputs are summarized in the three broad as levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2009:
	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common stocks	$352,240,451	$131,104,704	$ –	$483,345,155
Cash equivalents	14,963,649	45,647,000	–	60,610,649
Small-Cap Portfolio
Common stocks	405,497,142	11,333,085	–	416,830,227
Cash equivalents	11,780,174	53,960,000	–	65,740,174
Level 3 Reconciliation:

		Change in unrealized		Realized Gain
	Balance as of 12/31/08	appreciation (depreciation)(1)	Sales	(Loss)(2)	Balance as of 12/31/09
Micro-Cap Portfolio
Common stocks	$–	$–	$2	$2	$–
Preferred stocks	1,949,331	458,669	2,408,000	–	–

(1)
This amount is included in the net change in unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	This amount is included in net realized gain (loss) from investments and foreign currency transactions in the accompanying Statement of Operations.

22 | Royce Capital Fund 2009 Annual Report to Shareholders

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 16, 2010. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2009.

Royce Capital Fund 2009 Annual Report to Shareholders | 23

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease)
	Shares sold		reinvestment of distributions		Shares redeemed		in shares outstanding

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Micro-Cap Portfolio
Investment Class	14,090,508	8,756,498	–	11,468,678	(13,644,002)	(12,618,795)	446,506	7,606,381
Service Class	291,375	391,826	–	85,630	(181,998)	(120,467)	109,377	356,989

Small-Cap Portfolio
Investment Class	21,504,775	12,033,099	–	5,149,775	(13,163,502)	(6,394,795)	8,341,273	10,788,079
Service Class	621,340	55,764	–	25,398	(248,585)	(22,258)	372,755	58,904

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through April 30, 2010. For the year ended December 31, 2009, Micro-Cap Portfolio recorded advisory fees of $5,052,293 and Small-Cap Portfolio recorded advisory fees of $3,611,462.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2009, Micro-Cap Portfolio-Service Class recorded net distribution fees of $11,312 and Small-Cap Portfolio-Service Class recorded net distribution fees of $6,135.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$124,538,641	$144,706,661
Small-Cap Portfolio	176,271,641	149,902,010

Class Specific Expenses:

     Class specific expenses were as follows for the year ended December 31, 2009:

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$10,234	$60,812	$1,305	$–	$72,351	$–
Micro-Cap Portfolio – Service Class	11,312	6,954	648	98	–	19,012	6,940
	11,312	17,188	61,460	1,403	–		6,940
Small-Cap Portfolio – Investment Class	–	12,774	66,300	7,534	(3)	86,605	–
Small-Cap Portfolio – Service Class	6,135	6,995	657	159	–	13,946	6,299
	6,135	19,769	66,957	7,693	(3)		6,299

Tax Information:
     At December 31, 2009, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$516,992,241	$26,963,563	$106,594,207	$79,630,644
Small-Cap Portfolio	412,522,292	70,048,109	81,067,276	11,019,167

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.

      Distributions during the years ended December 31, 2009 and 2008 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2009	2008	2009	2008
Micro-Cap Portfolio	$ –	$20,214,246	$ –	$48,070,860
Small-Cap Portfolio	–	14,667,692	–	17,883,897

24 | Royce Capital Fund 2009 Annual Report to Shareholders

     The tax basis components of distributable earnings at December 31, 2009 were as follows:

		Capital	Capital	Net Unrealized	Total	Post
	Undistributed	Loss Carryforward	Loss Carryforward	Appreciation	Distributable	October
	Ordinary Income	to 12/31/16	to 12/31/17	(Depreciation)(1)	Earnings	Loss Deferral(2)
Micro-Cap Portfolio	$11,208,355	$(10,363,139)	$(45,161,091)	$26,935,101	$(17,380,774)	$22,026
Small-Cap Portfolio	713,760	(2,816,485)	(55,694,224)	70,048,550	12,251,601	389,184

(1)	Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.
(2)
Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2009, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Micro-Cap Portfolio	$4,710,406	$(4,710,406)	$–
Small-Cap Portfolio	3,167	1,574	(4,741)

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2006 – 2009) and has concluded that as of December 31, 2009, no provision for income tax is required in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2009, the results of their operations, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2010

Royce Capital Fund 2009 Annual Report to Shareholders | 25

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire six-month period ended December 31, 2009. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2009 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/09	12/31/09	Period(1)	7/1/09	12/31/09	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,298.77	$7.65	$1,000.00	$1,018.55	$6.72	1.32%
Small-Cap Portfolio	1,000.00	1,259.80	6.04	1,000.00	1,019.86	5.40	1.06%

Service Class

Micro-Cap Portfolio	1,000.00	1,298.22	9.15	1,000.00	1,017.24	8.03	1.58%
Small-Cap Portfolio	1,000.00	1,259.48	7.75	1,000.00	1,018.35	6.92	1.36%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.

(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information

     No distributions were paid during the calendar year 2009.

26 | Royce Capital Fund 2009 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 55 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 61 | Number of Funds Overseen: 27 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 71 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee**
Age: 75 | Number of Funds Overseen: 30 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 67 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 64 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 47 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 42 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

* Interested Trustee
** Retired from the Board of Trustees effective January 1, 2010.

Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2009 Annual Report to Shareholders | 27

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Morgan Stanley Capital International (MSCI) World Small Core Index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

     Royce Capital Fund—Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund—Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the prospectus). The Funds may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

28 | Royce Capital Fund 2009 Annual Report to Shareholders

Postscript: Cultural Issues

An important element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current.

Every company has a culture. That is, every company develops certain distinct, if not distinctive, ways of doing business, handling employees, looking at the wider world, etc. Some of this is related to a company’s size. For example, our own field of asset management boasts some very well known, very large organizations that offer a vast menu of financial services to complement their expertise in mutual fund management. Although their businesses and ours share extensive common ground, their corporate cultures would tend to be vastly different from our own here at Royce.
     As a smaller company, our culture remains distinctly entrepreneurial, which we can trace back to our roots as a firm that initially consisted of Chuck Royce and a small handful of people in the early ’70s. Even today, with more than 30 investment professionals and a little more than 100 people employed overall, we are still very much on the small side as companies go, and as a result, we happily retain our entrepreneurial bent.

     Another element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current. Our disciplined approach generally has us buying when most others are selling and vice versa. We also focus very closely on risk. In most of our funds, we are at least as interested in preserving capital as we are in making it grow. In addition, we have a long-term time horizon, seeking strong absolute returns over three-year periods or longer. Finally, our work is centered on small-cap investing. We have broadened the market cap range to include mid-cap stocks in some portfolios over the last few years, but the vast majority of our net assets remain invested in companies with market capitalizations less than $2.5 billion.

     Each of these core tenets has contributed to how we think about our goals as a business, and each has exerted some influence on the development of our culture. For example, we look to hire people who we think will fit well with our culture, one that, in addition to the traits already described, is professional and collegial. True to our nature as contrarians, we often seek talented professionals when others are not—most recently during 2009, when most of our peers were contracting in size. When bringing new people into the firm, we ask ourselves, “How is this person likely to work out over the long run?” We look less to meet immediate needs but instead try to fill what we see as long-term roles, trying to find people capable of the kind of thinking that can improve and evolve our investment practice.

     When we began in earnest to increase the size of our investment staff in 1998, our first moves were to bring in portfolio managers Buzz Zaino and Charlie Dreifus, two highly friendly competitors of Chuck’s with a similar level of experience and capability in the small-cap world. They in turn were drawn to our singular focus on small-cap stocks and value investing. Each came to us from larger firms in which small-cap investing was part of a much larger investment picture.

     Yet shortly before this, our current Co-Chief Investment Officer, Whitney George, was beginning to assume greater portfolio management responsibilities. We liked both the long years of experience that Buzz and Charlie brought as much as the promise and fresh outlook that Whitney’s relative youth provided. In both cases, we were thinking mostly of the long-term well-being of the firm and the ongoing improvement of our small-cap value approach.

     We obviously think very highly of professionals with the quality of experience that Buzz and Charlie brought. However, we were equally confident in the talent (and potential) of relatively younger professionals, such as Jenifer Taylor, Jay Kaplan, Chip Skinner and David Nadel, who have also joined our firm. They embrace our contrarian habits and our singular devotion to small-cap value investing. All of our talented staff will continue to play significant roles in keeping our entrepreneurial culture the unique force that we believe it to be.

This page is not part of the 2009 Annual Report to Shareholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $99 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2.    Code(s) of Ethics.     As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2009 – $51,026
Year ended December 31, 2008 – $50,276

(b)	Audit-Related Fees:
Year ended December 31, 2009 – $0
Year ended December 31, 2008 – $0

(c)	Tax Fees:
Year ended December 31, 2009 – $20,975 – Preparation of tax returns and excise tax review
Year ended December 31, 2008 – $20,391 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2009 – $0
Year ended December 31, 2008 – $0

(e)(1)       Annual Pre-Approval:   On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                 If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                 Interim Pre-Approval:   If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)        Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2009 – $20,975
Year ended December 31, 2008 – $20,391

(h)	No such services were rendered during 2009 or 2008.

Item 5.    Audit Committee of Listed Registrants.     Not Applicable

Item 6.    Investments.
(a) See Item 1.

(b) Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     Not Applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.     Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.     Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.    Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 1, 2010		Date: March 1, 2010